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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            California                000-19704              68-0211359
   (State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)             File Number)       Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                    (Address of principal executive offices)

                                 (707) 778-8638
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 17, 2005, Regan Holding Corp. (the "Seller") entered into an amended and restated sale/leaseback agreement (the "Agreement") with Basin Street Properties (the "Buyer"). Pursuant to the terms of the Agreement, the Seller agreed to sell its office buildings in Petaluma, California to the Buyer for a purchase price of $12.8 million. The Seller and Buyer further agreed to enter into a ten year lease agreement, concurrently with the sale of the buildings, whereby the Seller is leasing back (i) 71,612 square feet for a period not to exceed eighteen months and (ii) between 35,612 and 51,612 square feet for the remainder of the lease term. The monthly base rent will be $1.25 per square foot and will increase annually by three percent during the term of the lease, in addition to monthly taxes and operating expenses. The closing of the sale/leaseback of the buildings occurred on November 18, 2005. Pursuant to the terms of the lease, the Seller paid the buyer a security deposit of $1.0 million and advance rent of $980,000. The advance rent will be utilized to pay the monthly base rent, monthly taxes and operating expenses during the first nine months of the lease term. The security deposit will be reduced if the Seller meets certain profitability criteria as specified in the Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01 above.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGAN HOLDING CORP.
                                        -------------------
                                        (Registrant)


Date: November 22, 2005                 /s/ R. Preston Pitts
                                        --------------------------------------
                                        R. Preston Pitts
                                        President, Chief Financial Officer and
                                        Chief Operating Officer